PIMCO Equity Series

Supplement Dated May 27, 2014 to the

PIMCO Dividend and Income Builder Fund, PIMCO Emerging Multi-Asset Fund, PIMCO EqS® Dividend Fund, PIMCO EqS® Emerging Markets Fund, PIMCO EqS® Long/Short Fund and PIMCO EqS Pathfinder Fund® Prospectus dated October 31, 2013, as supplemented from time to time; the PIMCO Balanced Income Fund Prospectus dated January 27, 2014, as supplemented from time to time (each, a “Prospectus”); and the Statement of Additional Information dated October 31, 2013, as supplemented from time to time (the “SAI”)

Disclosure Related to Modification of the Address of Pacific Investment Management Company LLC (“PIMCO”) and PIMCO Equity Series (the “Trust”)

Effective immediately, all references in the Prospectuses and SAI relating to the address of PIMCO, the Trust and the trustees and executive officers of the Trust are deleted and replaced with the following:

650 Newport Center Drive, Newport Beach, CA 92660.

Investors Should Retain This Supplement for Future Reference

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